Related Party Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related Party Transactions
13. Related Party Transactions
Until the sale of the Teekay Gas Business in January 2022, the Company provided ship management and corporate services to certain of its equity-accounted joint ventures that own and operate LNG carriers on long-term charters, all of which form part of discontinued operations as at December 31, 2021. In addition, the Company was reimbursed for costs incurred by the Company for its seafarers operating these LNG carriers. On October 4, 2021, the Company entered into an agreement to, among other things, sell certain subsidiaries which collectively contain the shore-based management operations for certain of Seapeak’s joint ventures (see Note 23). This sale closed on January 13, 2022. Following this sale, the Company no longer provides ship management and corporate services to joint ventures of Seapeak. The Company earned $82.8 million and $78.3 million, respectively, for the years ended December 31, 2021 and 2020 of fees pursuant to these management agreements and reimbursement of costs. Such amounts for 2021 and 2020 are recorded in income (loss) from discontinued operations (see Note 23) in the consolidated statements of income.

In September 2018, Teekay LNG Partners entered into an agreement with its 52%-owned joint venture with Marubeni Corporation to charter in one of the joint venture's LNG carriers, the Magellan Spirit, which charter had an original term of two years and was further extended by 21 months to June 2022. Time-charter hire expenses for the period from January 1, 2022 to January 13, 2022 were $0.8 million (for the year ended December 31, 2021 and December 31, 2020 $23.5 million and $23.6 million, respectively), and such amounts are recorded in (loss) income from discontinued operations (see Note 23) in the consolidated statements of income (loss).